                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                --------------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                --------------


                                October 30, 1997
                                (Date of Report)


                               TYLER CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                      1-10485                         75-2303920
 (State or other                (Commission                     (I.R.S. Employer
 jurisdiction of                 File Number)                    Identification
 incorporation or                                                      No.)
  organization)


                            2121 San Jacinto Street
                        Suite 3200, Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214)754-7800
                        (Registrant's telephone number,
                              including area code)

Item 2.  Acquisition or Disposition of Assets.

Effective October 15, 1997, Tyler Corporation ("Tyler") sold all of the capital stock of its subsidiary, Institutional Financing Services, Inc. ("IFS"), to I.F.S. Acquisition Corporation for approximately $8,000,000. Proceeds consisted of $5,900,000 cash paid at closing, and approximately $2,100,000 payable on January 31, 1998. In conjunction with the transaction, Tyler recognized an estimated net loss of $2,500,000 on the sale of IFS. The timing of the receipt of the $2,100,000 noted above is subject to a subordination agreement between Tyler and IFS's lender, and could be adversely affected should IFS not achieve certain financial performance parameters. Management does not currently anticipate any such delay in payments. IFS is a national educational fund-raising services company.

Item 7(b)  Financial Information.

         The following unaudited pro forma condensed consolidated financial statements of Tyler have been prepared to illustrate the estimated effects of the sale of the stock of IFS (the "Transaction") and related transaction expenses. The pro forma information assumes that the transactions for which pro forma effects are shown occurred on the first day of 1996 for the unaudited pro forma condensed consolidated statements of operations and on June 30, 1997, for the unaudited pro forma condensed consolidated balance sheet.

         The pro forma information is not necessarily indicative of the results that would have actually been obtained by Tyler had the Transaction been consummated on June 30, 1997.

                               TYLER CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                     (in thousands, except per share data)
                                  (unaudited)



                                                                                        Pro
                                                           Tyler     Elimination       Forma
                                                        Historical    of IFS (1)       Tyler
                                                        --------------------------------------
Net sales ...........................................   $128,373      $  43,299      $  85,074
Costs and expenses:
  Cost of sales .....................................     61,359         12,084         49,275
  Selling, general, and administrative  expenses ....     79,536         35,905         43,631
  Goodwill and other intangibles impairment charge ..     52,105         37,316         14,789
  Interest income, net ..............................       (290)           (13)          (277)
                                                        --------------------------------------
                                                         192,710         85,292        107,418

Loss from continuing operations
  before income tax benefit .........................    (64,337)       (41,993)       (22,344)
Income tax benefit ..................................     (4,307)        (1,270)        (3,037)
                                                        --------------------------------------


Loss from continuing operations .....................  ($ 60,030)     ($ 40,723)     ($ 19,307)
                                                        ======================================


Loss per common share
  from continuing operations ........................  ($   3.02)                    ($   0.97)
                                                        ========                     =========


Average shares outstanding during the period ........     19,876                        19,876


                            See accompanying notes.

                               TYLER CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1997
                     (in thousands, except per share data)
                                  (unaudited)



                                                                                  Pro
                                                     Tyler     Elimination       Forma
                                                   Historical   of IFS (1)       Tyler
                                                   ------------------------------------
Net sales .......................................  $ 49,530      $ 11,562      $ 37,968
Costs and expenses:
  Cost of sales .................................    24,550         3,022        21,528
  Selling, general and administrative expenses ..    26,871        10,884        15,987
  Interest income, net ..........................      (393)           (9)         (384)
                                                   ------------------------------------
                                                     51,028        13,897        37,131

Income (loss) from continuing operations
  before income tax (benefit) ...................    (1,498)       (2,335)          837
Income tax (benefit) ............................      (539)         (842)          303
                                                   ------------------------------------


Income (loss) from continuing operations ........  ($   959)     ($ 1,493)     $    534
                                                   ====================================


Income (loss) per common share
  from continuing operations ....................  ($  0.05)         ****      $   0.03
                                                   ========                    ========


Average shares outstanding during the period ....    19,918          ****        19,918


                            See accompanying notes.

                               TYLER CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1997
                                 (in thousands)
                                  (unaudited)



                                                                     Pro
                                         Tyler     Elimination      Forma
                                       Historical   of IFS (2)      Tyler
                                       ------------------------------------
ASSETS

Current assets:
  Cash ..............................  $ 21,596      $  1,713      $ 23,309
  Accounts receivable, net ..........       785          (616)          169
  Inventories .......................    19,498        (2,233)       17,265
  Income tax receivable .............       953           289         1,242
  Prepaid expense ...................       802          (594)          208
  Deferred tax benefit ..............     3,438        (1,634)        1,804
                                       ------------------------------------
    Total current assets ............    47,072        (3,075)       43,997

Property, plant and equipment, net ..     7,656        (2,180)        5,476
Sundry ..............................     2,029             0         2,029
                                       ------------------------------------
                                       $ 56,757      ($ 5,255)     $ 51,502


LIABILITIES AND
  SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable ....................  $  5,132      ($   454)     $  4,678
Accrued wages and commissions .......     2,620        (1,304)        1,316
Accrued liabilities .................     7,968          (569)        7,399
                                       ------------------------------------
  Total current liabilities .........    15,720        (2,327)       13,393

Deferred income tax .................     5,707          (428)        5,279
Other liabilities ...................     4,043             0         4,043
Shareholders' equity ................    31,287        (2,500)       28,787
                                       ------------------------------------
                                       $ 56,757      ($ 5,255)     $ 51,502


                            See accompanying notes.

                               TYLER CORPORATION

              NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

                                  (unaudited)

(1) To eliminate amounts related to IFS.

(2) To record the sale of IFS and the receipt of proceeds of approximately $8,000,000. The proceeds include outstanding net advances due to Tyler on the closing date, October 15, 1997, the majority of which occurred subsequent to June 30, 1997. The sale is expected to result in a net loss of approximately $2,500,000. No current tax benefit has been provided due to the character of the loss. Estimated amounts included in the loss on the transaction are subject to change based on final calculation of the October 15, 1997 closing balance sheet.


Item 7(c). Exhibits.

                  Exhibit
                  Number                               Exhibit

                   10.25 Stock Purchase Agreement between and among I.F.S. Acquisition Corporation, Tyler Corporation and Institutional Financing Services, Inc., dated October 9, 1997.

                   10.26 Subordination Agreement between PNC Bank, National Association as agent for Senior Lenders and Tyler Corporation, dated October 15, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TYLER CORPORATION




                                       By: /s/ David P. Tusa
                                           -------------------------------------
                                           David P. Tusa, Senior Vice
                                           President and Chief Financial Officer
                                           (principal financial officer and an
                                           authorized signatory)




                                       By: /s/ Scott R. Creasman
                                           -------------------------------------
                                           Scott R. Creasman, Vice President
                                           and Controller (principal accounting
                                           officer)



Date:    October 30, 1997

                               Index to Exhibits


Exhibit
Number                               Exhibit
-------                              -------
 10.25             Stock Purchase Agreement between and among I.F.S.
                   Acquisition Corporation, Tyler Corporation and Institutional
                   Financing Services, Inc., dated October 9, 1997.

 10.26             Subordination Agreement between PNC Bank, National
                   Association as agent for Senior Lenders and Tyler
                   Corporation, dated October 15, 1997.